                                                                   Exhibit 10.11



                                 DATED          1997



                          BRITISH TECHNOLOGY GROUP LIMITED


                                       - and -


                                   LEUKOSITE INC.






                          L I C E N C E  A G R E E M E N T





* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                      INDEX

Clause            Heading                                   Page
------            -------                                   ----
1                 Definitions
2                 Payments
3                 Commencement and Duration
4                 Licenses and Option Rights
5                 Know-How
6                 Royalties
7                 Downpayments from Third Parties
8                 Accounting for Royalties
9                 Currency and Taxes
10                Verification
11                Suspension of Royalties
12                Undertakings by the Licensee
13                Marking
14                Supplementary Protection Certificate
15                Exclusion of Liability:  Indemnity
16                Termination
17                Rights on Termination
18                Indexation
19                Legal Proceedings
20                Miscellaneous
21                Notices
22                Law and Jurisdiction
Schedule 1        The Development Plan
Schedule 2        The Know-How
Schedule 3        The Patents
Schedule 4        The Sub-License Terms
Schedule 5        The Trade Marks


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

      THIS DEED is made the ______ day of ________________________, 1997
BETWEEN

      (1) BRITISH TECHNOLOGY GROUP LIMITED whose company registration number in England is 2664412 and whose registered office is at 101 Newington Causeway London SE1 6BU ("BTG"), and

      (2) LEUKOSITE, INC of 215 First Street, Cambridge, MA 02142, USA ("the Licensee").


IT IS AGREED THAT:

1.    Definitions

      1.1. In this Agreement the following terms shall have the following meanings (subject to subsequent amendment pursuant to this Agreement):-

      1.1.1 "Campath 1H"                        ********************************
                                          **************************************
                                          **************************************
                                          **************************************
                                          **************************************
                                          **************************************


      1.1.2 "Cell Culture Medium:               ********************************
                                          **************************************
                                          **************************************
                                          **************************************
                                          **************************************
                                          *****

      1.1.3 "Cell Line"                         ********************************
                                          **************************************
                                          **************************************
                                          **************************************
                                          **************************************
                                          **************************************
                                          **************************


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

      1.1.4 "Chargeable Transaction"      the use sale or other disposal of a
                                          Product by or on behalf of the
                                          Licensee or sub-licensee, provided
                                          that where such sale or other
                                          disposal is made by or on behalf of
                                          the Licensee or sub-licensee to
                                          another company within its Group
                                          for further sale or disposal then
                                          the Chargeable Transaction shall be
                                          the first sale or other disposal
                                          outside that Group provided further
                                          that neither use of Product in
                                          clinical trials nor distribution of
                                          Samples as part of the Product
                                          promotion shall be deemed
                                          Chargeable Transactions as long as
                                          no consideration is received by the
                                          Licensee, sub-licensee or any Group
                                          Company in relation thereto, and
                                          provided always that if on the sale
                                          or disposal of Product by or on
                                          behalf of the Licensee,
                                          sub-licensee or relevant Group
                                          Company (as the case may be) the
                                          Product is not in Final Form then
                                          the Chargeable Transaction shall be
                                          the first sale of Product which is
                                          in Final Form;

      1.1.5 "the Confidentiality
              Undertaking"                the written undertaking given by
                                          the Licensee to BTG on 13th
                                          December 1994;

      1.1.6 "Connected Persons"           the meaning ascribed by Section 839
                                          of the Income and Corporation Taxes
                                          Act 1988;

      1.1.7 "Deductions"                  quantity discounts and bona fide
                                          rebates as part of a


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                          managed care programme relating (in
                                          both cases) specifically and solely to
                                          Product trade discounts and (where
                                          such items are specifically shown in
                                          the invoice) purchase, sales, import
                                          or Value Added taxes and the costs and
                                          delivery and insurance, but not
                                          commission or cash discounts;

      1.1.8 "the Development Plan"        the document set out in Schedule 1
                                          below together each development plan
                                          delivered to BTG pursuant to 4.2.2
                                          below;

      1.1.9 "Dollars"                     U.S. dollars;

      1.1.10 "the Effective Date"         the date on which this Agreement is
                                          made;

      1.1.11 "the Exercise Fee"               **********************************
                                          **************************************
                                          **************************************
                                          **************************************
                                          **************************************

      1.1.12 "Final Form"                 fully formulated, in final form
                                          packaged for ultimate consumer use
                                          and suitable for purchase by a
                                          purchaser or distributor who is not
                                          undertaking substantial product
                                          support or marketing, (eg a drug
                                          wholesaler, a pharmacist or a group
                                          of pharmacists, a chain of drug
                                          retailers or a hospital or central
                                          purchasing department for a group
                                          of hospitals);


* Confidential treatment requested: material has been omitted and filed separately with the Commission.


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
      1.1.13 "Force Majeure"
                                          1.1.13.1 civil commotion, riot,
                                                   invasion, war threat or
                                                   preparation for war;

                                          1.1.13.2 fire, explosion, storm,
                                                   flood, earthquake,
                                                   subsidence, epidemic or
                                                   other natural physical
                                                   disaster;

                                          1.1.13.3 impossibility of the use
                                                   of railways, shipping,
                                                   aircraft, motor transport
                                                   or other means of public
                                                   or private transport;

                                          1.1.13.4 political interference
                                                   with the normal operations
                                                   of the Licensee.

      1.1.14 "the Glaxo Group"            Glaxo Wellcome plc (Co. no. in
                                          England 1047315) and, as from time
                                          to time, any Holding Company and
                                          any Subsidiary of Glaxo Wellcome
                                          plc and any other Subsidiary of
                                          Glaxo Wellcome plc's Holding
                                          Company and affiliates;

      1.1.15 "Group"                      the Licensee or sub-licensee (as
                                          appropriate in the context) and, as
                                          from time to time, any Holding
                                          Company and Subsidiary of the
                                          Licensee/sub-licensee and any other
                                          Subsidiary of the
                                          Licensee's/Sub-licensee's Holding
                                          Company and in the case of the
                                          Licensee any


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                          company fifty percent owned by the
                                          Licensee;

      1.1.16 "Holding Company" and
               "Subsidiary"               the meanings ascribed to them by
                                          Section 736 of the Companies Act
                                          1985;

      1.1.17 "The Index" the US All Urban Consumer Price Index or if that Index shall cease to be published the nearest index having like effect;

      1.1.18 "Inventors"                  Professor Herman Waldmann, Dr.
                                          Michael Ronald Clark, Dr. Lutz
                                          Riechmann and Dr. Gregory Paul
                                          Winter;

      1.1.19 "the Know-How"               the technical information and data
                                          and biological materials specified
                                          in Schedule 2 and any other
                                          information disclosed to the
                                          Licensee by BTG pursuant to the
                                          Confidentiality Undertaking;

      1.1.20 "Launch Date"                the first arm's length sale of Product
                                          by the Licensee or any sub-licensee in
                                          a Major Territory following grant of
                                          Regulatory Approval in such Major
                                          Territory;

      1.1.21 "the Licences"               the Licences granted or to be
                                          granted under this Agreement;

      1.1.22 "Licensee Inventions"        inventions arising from the Licensee's
                                          development of the inventions which
                                          are the subject matter of the Patents
                                          and inventions arising from any such
                                          development carried out for or with
                                          the Licensee;


* Confidential treatment requested: material has been omitted and filed separately with the Commission.


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
      1.1.23 "Major Territory"            UK, France, Germany, Italy, USA and
                                          Japan;

      1.1.24 "Net Sales"                  the aggregate Net Selling Prices of
                                          Chargeable Transaction for a
                                          calendar year;

      1.1.25 "Net Selling Price"          the price of Products the subject
                                          of a Chargeable Transaction
                                          calculated as follows: -

                                          1.1.25.1 in the case of an arm's
                                                   length sale gross price as
                                                   charged or invoiced, less
                                                   any Deductions;

                                          1.1.25.2 in the case of a sale which
                                                   is not at arm's length or any
                                                   disposal other than by sale
                                                   the open market price in the
                                                   country where the transaction
                                                   was effected or the use
                                                   occurred, less any
                                                   Deductions;

      1.1.26 "the Options"                Option 1, Option 2, Option 3 and
                                          Option 4.

      1.1.27 "Option 1"                   the right to insert 'or for ex-Vivo
                                          bone marrow purging in humans' before
                                          'which is made or sold' in the
                                          definition of "the Product" (as varied
                                          from time to time);

      1.1.28 "Option 2"                   the right to replace
                                          'propymphocytic leukaemia or


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      separately with the Commission.


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
                                          chronic lymphocytic leukaemia' with
                                          'cancer' in the definition of
                                          "Product" (as varied from time to
                                          time);

      1.1.29 "Option 3"                   the right to insert 'or multiple
                                          sclerosis in humans' before 'which is
                                          made or sold' in the definition of
                                          "Product" (as varied from time to
                                          time);

      1.1.30 "Option 4"                   the right to insert 'or rheumatoid
                                          arthritis in humans' before 'which is
                                          made or sold' in the definition of
                                          "Product" (as varied from time to
                                          time);

      1.1.31 "the Option Period"          the period of ************
                                          commencing on the Effective Date;

      1.1.32 "the Patents"
                                          1.1.32.1 the patents and
                                                   applications for patents
                                                   specified in Schedule 3;
                                                   and

                                          1.1.32.2 any patent which may be
                                                   granted pursuant to any of
                                                   the above applications; and

                                          1.1.32.3 any patents and
                                                   applications corresponding
                                                   to such patents and
                                                   applications which may be
                                                   granted to or made by BTG
                                                   in other countries; and


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      separately with the Commission.

                                          1.1.32.4 any re-issues or extensions
                                                   of such patents and any
                                                   Supplementary Protection
                                                   Certificates in respect of
                                                   such patents and any
                                                   divisions and continuations
                                                   of such applications.

      1.1.33 "Product"                    any product containing Campath 1H
                                          antibody for the treatment of
                                          propymphocytic leukaemia or chronic
                                          lymphocytic leukaemia in humans or
                                          for such other therapy for which
                                          Licensee has exercised its option
                                          under Clause 4.2.1 which is made or
                                          sold or otherwise disposed of, in
                                          any country by, or on behalf of,
                                          the Licensee or a sub-licensee, and
                                          which

                                          1.1.33.1 falls within the scope of, or
                                                   utilities any method or
                                                   process which falls within
                                                   the scope of, any of the
                                                   Patents or which
                                                   incorporates, or is itself,
                                                   the invention the subject of
                                                   any of he Patents of that
                                                   country, or

                                          1.1.33.2 embodies or utilizes any
                                                   of the Know-How, or


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                          1.1.33.3 infringes any copyright in
                                                   the Know-how.

      1.1.34 "Regulatory Approval"        full regulatory approval (ie
                                          marketing authorization) for sale
                                          of Product;

      1.1.35 "the Results"                all technical data, Know-how,
                                          computer software, notes, chemical
                                          compounds, biological material,
                                          models, prototypes, specimens,
                                          drawings, reports and information
                                          arising from the Licensees
                                          development of the inventions which
                                          are the subject of the Patents (and
                                          from others' development where the
                                          same is carried out for or with the
                                          Licensee) including in particular
                                          data relevant to applications for
                                          Regulatory Approvals, and including
                                          the copyright, design rights and
                                          other intellectual property rights
                                          arising therein;

      1.1.36 "Sub-license"                a sub-license or any agreement or
                                          commitment for the grant of a
                                          sub-license;

      1.1.37 "the Sub-License Terms"      those terms set out in Schedule 4;

      1.1.38 "Supplementary Protection"
               Certificates"              supplementary protection
                                          certificates granted pursuant to
                                          Council regulation (EEC) No.
                                          1768/92 ("the SPC Regulation") and
                                          any like certificates granted by
                                          any


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                          government, authority or agency;

      1.1.39 "the Territory"              the countries of the European
                                          Union, USA, Canada and Japan;

      1.1.40 "the Trade Marks"            the trade marks specified in
                                          Schedule 5;

      1.1.41 "WF"                         The Wellcome Foundation Limited
                                          (Co. no. in England is 194814,
                                          registered office at Glaxo Wellcome
                                          House, Berkeley Avenue, Greenford,
                                          Middlesex UB6 ONN);

      1.1.42 "the WF Patents"             Those of the Patents which have been
                                          licensed (as opposed to assigned) to
                                          BTG by WF, details of which have been
                                          made available to the Licensee;

      1.1.43 "Year 1"                     the calendar year in which Product is
                                          first launched by the Licensee or any
                                          sub-licensee, with Year 2 being the
                                          next calendar year (and so on).

      1.2 Some of the licenses granted by the BTG hereunder are in fact sub-Licences (with WF owning the relevant patent applications and patents).

2.    Payments

      2.1.  The Licensee shall pay to BTG: -

            2.1.1 immediately upon the signing of this Agreement the sum of
                  ***********************; and

            2.1.2 ****************************** on the first anniversary of the Effective Date; and


* Confidential treatment requested: material has been omitted and filed separately with the Commission.


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
            2.1.3 ***************************** on the second anniversary of the Effective Date; and

            2.1.4 ***************************** on each subsequent
                  anniversary of the Effective Date which is prior to the Launch Date; and

            2.1.5 ************************************* on the earlier of: -

                  2.1.5.1  the date falling four years and six months after
                             the Effective Date, and

                  2.1.5.2 the date on which the Licensee or any sub-licensee (or any third party on behalf of the Licensee or any sub-licensee) files its first application for Regulatory Approval in a Major Territory; and

            2.1.6 the royalties specified in Clause 6;

            2.1.7 the share of downpayments specified in Clause 7.

      2.2.  ********************************************************************
            ********.

      2.3 WHEN making any payment under this Agreement the Licensee shall also pay any Value Added Tax payable. Where the Licensee has to pay Value Added Tax BTG shall provide the Licensee with a Value Added Tax invoice in respect of the relevant payment.


3.    Commencement and Duration

      3.1   THIS agreement shall come into force on the Effective Date.

      3.2   SUBJECT to Clauses 16 and 17: -

            3.2.1 the Licenses under the Patents shall continue in force in each country until all of the Patents of that country have expired;

* Confidential treatment requested: material has been omitted and filed separately with the Commission.


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
            3.2.2 the Agreement shall continue in force until all of the royalty obligations have expired after which Licensee shall have a fully paid up, non-cancellable license which is equivalent in scope to that held by the Licensee immediately before the expiry of the said royalty obligations.

      3.3 THE Licensee shall be responsible for obtaining any requisite registration or governmental approval of this Agreement and of acts to be carried out pursuant to or in connection with this Agreement (including in particular that of transferring the Know-how (or part thereof) from the UK to the USA) and the Licensee shall expeditiously take all necessary steps to obtain the same.

4.    Licenses and Option Rights

      4.1   BTG grants to the Licensee on and from the Effective Date: -

            4.1.1 licenses under the Patents to make, have made, use, sell and otherwise dispose of Products;

            4.1.2 Licenses for the purposes set out in 4.1.1 above to use: -

                  4.1.1.2  the Know-how,

                  4.1.2.2  the copyright in the Know-how,

      SUCH licenses are without geographical restriction and, subject to the fact that the Patents only relate to some countries, are worldwide.

      FOR the avoidance of doubt it is declared that the Licensee shall not use, nor allow others to use the biological materials forming part of Schedule 2 for human use but substances derived from the Cell Lines may be used in humans and Cell Culture Medium may be used in connection with the preparation of substances for human use.

            4.2.1 BTG grants the Licensee the Options.

            4.2.2 Subject to the following provisions of this Agreement the
                  Licensee may exercise each of the Options at any time during the Option Period except when it is in breach of its obligations under this Agreement by simultaneously: -


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                  4.2.2.1  giving notice to exercise to BTG; and

                  4.2.2.2  making payment of the Exercise Fee to BTG; and

                  4.2.2.3 delivering a development plan to BTG, with such development plan to be for the relevant indication, to be similar in form and detail to the document set out in Schedule 1 and to contain development timescales consistent with those set out in the said document; and

                  4.2.2.4 making payment of all outstanding sums (if any) due to BTG under this Agreement.

            4.2.3 In the exercise of each of the Options time shall be of the essence.

      4.3 THE licenses under the Patents of Schedule 3 Part A (and under the related applications and patents falling within 1.1.32.2, 1.1.32.3 and 1.1.32.4 of the definition "the Patents") shall be exclusive. The rest of the License shall be non-exclusive. The exclusivity referred to above shall be qualified by (and subject to): -

            4.3.1 the right of each member of the Glaxo Group to use any stocks of Campath 1H remaining after the transfer of the Know-how to the Licensee for general research and development purposes which shall exclude clinical development and subsequent commercialization; and

            4.3.2 the right of each member of the Glaxo Group to retain stocks of Campath lH for supply of Campath 1H to those patients to whom any member of the Glaxo Group has obligations to under existing clinical protocols; and

            4.3.3 the right of the Inventors to carry out non-commercial work in relation to that Campath 1H which is produced by the cell line which they originated *************** ***************** in the event such research produces a cell line which produces a humanized antibody with the same specificity as Campath 1H, and such cell line and the intellectual property rights related thereto are


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                  assigned to BTG then BTG shall notify the Licensee of such assignment and (on request by the Licensee) such cell line and intellectual property rights shall be licensed to the Licensee hereunder, (and form part of the Patents or the Know-how as appropriate).

      4.4 WITHOUT prejudice to Clause 3.2 the Licences are granted for the purpose only of making, having made, using, selling and otherwise disposing of Products during the life of this Agreement. These rights shall not be used thereafter or otherwise unless and until the Know-how has come into the public domain otherwise than through breach or default of the Licensee or the Copyright has expired.

      4.5 BTG shall, at the request and expense of the Licensee, execute any further formal document which may be necessary to give effect to this Agreement in any country. Until such licence shall be granted formally, this Agreement shall take effect as a licence.

      4.6 THE Licensee acknowledges that BTG and WF have the right to review and discontinue those of the Patents which they respectively own or beneficially own provided that as regards those of the Patents owned/beneficially owned by BTG for countries in the Territory BTG shall notify the Licensee prior to discontinuance/abandonment. After any such notification, and subject to the existing rights of the Inventors and other prior owners of such of the Patents, BTG shall allow the Licensee to continue the Patents the subject of the discontinuance/notification notice, with such continuance to leave BTG as owner, and to be at the Licensee's cost.

5.    Know-how

      5.1 TO the extent to which it has not already done so, the Licensee shall arrange, and pay the cost of and be responsible for, copying, shipment to the Licensee and storage of the Know-how and such shipment shall be at the Licensee's risk.

      5.2 THE Licensee may, in appropriate circumstances, but in its sole discretion, consult the Inventors regarding the design, conduct and results of clinical trials and give due weight to their views.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.


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
      5.3 THE Licensee shall keep the Know-how confidential to the Licensee, and to such of its officers and employees as are bound by obligations of confidence and need to be informed, and shall ensure that the Know-how is not disclosed to others orally or in writing, save to the extent that the Know-how: -

            5.3.1 as evidenced by the Licensee's written records, was lawfully known to the Licensee prior to its communication by or though BTG or WF and was not communicated to the Licensee subject to any restrictions on disclosure or use; or

            5.3.2 is necessarily disclosed by the sale of Products embodying any of the Know-how; or

            5.3.3 is or becomes in the public domain, otherwise than by any default of the Licensee, or persons acquiring the same from the Licensee; or

            5.3.4 becomes known to the Licensee by the action of a third party not in breach of any obligation of confidence.

      5.4 ON a date to be agreed between BTG and WF, and which shall be no later than three months after the Effective Date, BTG shall procure that WF makes available, at WF's site in Beckenham, appropriate scientific staff for a one day question and answer session with BTG and the Licensee on the subject matter of this Agreement. The Licensee shall give all reasonable assistance to BTG in preparation of an agenda for such session and the Licensee accepts that WF reserves the right to refuse to answer any questions at such session which it either does not wish to answer or is unable to answer.

      5.5 BTG shall also procure that WF will provide the Licensee with a telephone contract for the six month period commencing on the Effective Date. Such telephone contact shall be available for reasonable enquiries on specific technical matters relating to the subject matter of this Agreement.

      5.6 As the technical information disclosed pursuant to the Confidentiality Undertaking is now subject to the obligations in Clause 5.3 above the Confidentiality Undertaking is superseded and is hereby terminated.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

6.    Royalties

      6.1 SUBJECT to clauses 6.2 and 6.3 below the Licensee shall pay to BTG in respect of Products the subject of Chargeable Transactions and as provided in Clause 17.2 on Products held on termination, a royalty at the rate of *************************************************
            ************************

      6.2 IF, in transactions where the Licensee itself is making the Chargeable Transaction, the following apply:

            6.2.1 the Licensee is paying patent royalties to a third
                  party/third parties; and

            6.2.2 that third party or those third parties (as the case may be)
                  is not/are not member(s) of the Licensee's Group, or a Connected Person(s) of the Licensee; and

            6.2.3 such patent royalties are paid under an arm's length bona fide licence; and

            6.2.4 those patent royalties are for rights which are essential for the exploitation of Product; and

            6.2.5 the sum of such patent royalties with characteristics 6.2.1 to
                  6.2.4 above, ("Other Royalties") and the royalties payable to BTG under clause 6.1 above would in total amount to more than
                  ************************
                  **************************************************

then the royalty to be paid to BTG on that Chargeable Transaction shall be reduced by *********************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************

      6.3 IF, in transactions where a non-Group sub-licensee is making the Chargeable Transaction and that sub-licensee is (in addition to the sub-licence) licensed by the Licensee under intellectual property rights and Know-how relating to Product


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

            which are owned by the Licensee and are of a non-trivial nature then instead of the royalty under 10.1 above the Licensee shall pay BTG
            ****************

            *****************************************


            ********************************************************************
                  *****************************

      6.4 ROYALTY shall be payable in each country for a period of ************* from the Effective Date. Thereafter royalty shall only be payable in respect of Products (the subject of Chargeable Transactions) which are such by reference to 1.1.33.1 of the definition "Product" but not 1.1.33.2 or 1.1.33.3.

      6.5   ROYALTY shall only be payable once in respect of the same Product.

      6.6 THE License shall at the request of BTG provide half-yearly forecasts of the amount of royalties likely to be payable under this Agreement but whilst such forecasts (or the like) may be adopted and utilized by BTG for the purposes of Clause 16.5 the Licensee shall not be liable in damages to BTG for any inaccuracies in such forecasts.

      6.7. THE Licensee shall be entitled to credit against royalties the amount of the royalty paid on any Products the subject of Chargeable Transactions which are:

            6.7.1 subsequently returned to the Licensee, sub-licensee or Group
                  Company (as the case may be) in exchange for a refund or credit and not then re-sold or disposed of again (other than by destruction); or

            6.7.2 destroyed after a refund or credit has been given.

      6.8 IF in relation to any accounting period and in any country in which there is o extant patent forming part of the Patents Licensee demonstrates to BTG's reasonable satisfaction that a competitor or competitors (i.e., a company which is not part of Licensee's Group or any sub-licensee's Group) is/are selling Campath 1H products (which would fall within the definition PRODUCT but for being sold by the competitor or


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      separately with the Commission.

            competitors), then the appropriate royalty rate on sales in the country in question shall be reduced for that accounting period if the market share of the competitor(s) amounts to more than *************** of the total market for PRODUCTS (and exact equivalents) in that country. The reduced royalty shall be the appropriate fraction shown in the second column below of the royalty rate normally payable (but for the application of this clause 6.8)

            Market share of Competitor(s)
            (based upon sales value in the
            relevant accounting period)         Fraction

                  *********                     ********
                  *********                     ********
                  *********                     ********
                  *********                     ********

      Notwithstanding the above, in no case shall the royalty rate be less than 5%.

7.    Downpayments from Third Parties

      7.1   THE Licensee shall pay TBG ******************************
            **************


            ********************************************************************
                   *************************************************************
                   *************************************************************
                   *************************************************************
                   *************************************************************
                   *************************************************************


            ********************************************************************
                   *************************************************************
                   *************************************************************
                   *************************************************************
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                   ****************************************************

Provided that the foregoing shall not apply to bona fide payments to the Licensee which are solely for services produced by the Licensee or which are solely for equity in the Licensee.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

      7.2 THE Licensee shall, within thirty (30) days of receipt by the Licensee (or by the Connected Person or Group member) of each such lump sum payment (7.1.1) and non-cash benefit (7.1.2)). At the same time as the Licensee gives BTG such notification the Licensee shall pay BTG the sum or sums due.

      7.3 WITH regard to non-cash benefits, the License shall make its own valuation but BTG may challenge such valuation in writing. Similarly, where a payment is received by the Licensee (or by any Connected Person of the Licensee or member of the Licensee's Group) from a third party, and such payment relates to equity in the Licensee as well as rights under or in respect of Products, then the Licensee shall apportion the payment between the two elements but BTG may challenge the apportionment if it feels that the figure allocated to the equity does not reflect the true open market value of the equity and includes a premium above that ("Premium"). On receipt of either type of challenge the Licensee shall promptly obtain an independent auditor's certificate specifying the valuation made the by auditor. Both parties shall abide by the auditor's certificate and shall rectify any overpayment or underpayment (as the case may be). Where the auditor finds that there is a Premium the Premium (but not the non-Premium payment for the equity) shall be subject to the above revenue sharing arrangements.

8.    Accounting for Royalties

      8.1   THE Licensee shall: -

            8.1.1 keep true and detailed accounts and records of all
                  royalties and other sums due under this Agreement;

            8.1.2 within sixty days after the last day of March, June,
                  September, and December in each year deliver to BTG a statement of all royalties and other sums due for the three month period ending on such date showing separately the chargeable Transactions in each country, credits under Clause
                  6.7 and (where relevant), the rate of exchange used or, if it be the case, a statement that no royalties are due;

            8.1.3 send with the above statement the amount shown to be due;


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

            8.1.4 immediately and without demand send to BTG the difference between the amount already paid and the correct amount shown to be due and payable as a result of verification under Clause 10.

      8.2 ON termination or expiry, the final statement shall be delivered within thirty days of termination or expiry and shall include details of royalties on all Products being manufactured and all Products manufactured but not yet disposed of.

      8.3. IF the Licensee defaults in payment of the royalties and other sums due within the period stated above, the amount due shall bear interest, accruing from day to day, at the rate per annum of
            *****************************************************************
            **************************************

9.    Currency and Taxes

      9.1 ALL payments shall be made in Dollars in London, England. Any necessary currency conversion shall be at the rate at which English bank transfers are made on the last business day of the period to which the relevant sales and royalty statement relates.


      9.2 PAYMENTS shall be made without deduction, other than such amount as the Licensee is required to deduct or withhold by law. In regard to any such deduction, the Licensee shall use all reasonable endeavours to assist BTG to claim recovery or exemption under any double taxation or similar agreement. Evidence as to the payment of such tax or sum withheld shall, on request, be given by the Licensee to BTG.

10.   Verification

      10.1 THE Licensee shall permit any authorized representative appointed by BTG, upon reasonable notice, access to the premises of the Licensee and access to the accounts, records and relevant documentation of the Licensee and shall provide such information and explanations as the representative shall require to verify the statements and to satisfy BTG that the financial and accounting provisions of this Agreement are


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

            being complied with. The representative shall also be permitted to take copies of extracts pertinent to the verification. If the verification discloses an underpayment to BTG of more than 10% of the amount due the Licensee shall promptly on demand reimburse BTG the fees and costs of the representative, and the reasonable costs incurred by BTG in respect of the verification.

      10.2 BTG shall keep confidential any information which it may acquire in the exercise of its rights under this Clause 10 with the exception of information which was already lawfully known to it, or to which BTG is required to disclose by law, or which is or becomes in the public domain otherwise than by any default of BTG.

11.   Suspension of royalties

      IF any of the following events shall occur in respect of the Patents:-

      11.1 any patent application is finally refused so that the grant of a patent thereon is unobtainable; or

      11.2  any patent application is abandoned or withdrawn; or

      11.3  any patent lapses; or

      11.4 any patent is declared invalid or unenforceable by a court or tribunal of competent jurisdiction;

      then the royalties payable solely in respect of such patent application or patent shall cease after the date of the relevant event, but BTG shall be entitled to all sum which shall have then already fallen due, and whether paid or unpaid at such. If such patent application is reinstated or such patent is restored or is subsequently established as being valid and enforceable, royalties shall again become payable, together with all royalties which would have been payable if the relevant event had not occurred.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

12.   Undertakings by the Licensee

      THE Licensee:-

      12.1 shall not use the Campath 1H transferred pursuant to this Agreement for human therapeutic administration;

      12.2 shall not at any time make any use of the Know-how other than for the purposes of the Licenses;

      12.3 shall have full control, authority and responsibility for development, registration and commercialization of Products and shall use all reasonable efforts and diligence in development registration and commercialization of Products (and the efforts of sub-licensees, members of the Licensee's Group and collaborators shall be considered as efforts of the Licensee in this regard);

      12.4 shall deliver to BTG at intervals of six months short summary written reports on the development and regulatory work carried out by and for the License in relation to Products during the preceding six months, and the Licensee shall arrange for its staff to answer any reasonable questions BTG may raise on such reports with such question and answer sessions to be either on the telephone or at a meeting (as reasonable requested by BTG);

      12.5 shall use all reasonable endeavours to promote the distribution and sale of Products and will use all reasonable endeavours to procure or make available necessary selling and manufacturing facilities to meet demands for Products;

      12.6 shall use all reasonable endeavours to maximize the demand for Products;

      12.7 undertakes to BTG that when selling Product as part of a package with other products the Licensee shall ensure that it does not favour the other products, or discriminate against Product, in terms of pricing, discounts, or in any other way which would adversely affect the royalties due to BTG under this Agreement.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

13.   Marking

      THE Licensee shall legibly mark the Products or, if not practicable, then any associated packaging or literature, with the relevant patent or application number.

14.   Supplementary Protection Certificates

      14.1 THE Licensee shall use its reasonable endeavors to promptly take all necessary steps to facilitate BTG's application for a Supplementary Protection Certificate or Certificates and patent extensions in respect of Products.

      14.2  IN particular, but without limitation, the Licensee shall: -

            14.2.1      promptly notify BTG of the number and date of the
                  first and any subsequent authorization to place Products on the market;

                  14.2.2.1 a copy of every authorization fulfilling the requirements of Article 8.1(b) of the SPC Regulation (and of any additional applicable requirements imposed by relevant national law) in respect of all Products;

                  14.2.2.2 additional information fulfilling the requirements of Article 8.1(c) of the SPC Regulation and a copy of the notice publishing the authorization in the appropriate official publication (and information and documents fulfilling any additional requirements imposed by relevant national law)

            14.2.3 permit use of documents and information provided pursuant to this clause for the purpose of such application for a Supplementary Protection Certificate or Certificates.

      14.3 BTG shall notify the Licensee of the application for and grant of every Supplementary Protection Certificate in respect of Products.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

      14.4 BTG shall not be obliged to apply for grant of any Supplementary Protection Certificates.

      14.5 FOR the avoidance of doubt the Licensee shall not be entitled to make an application for or participate in negotiations for grant of any Supplementary Protection Certificate.

15.   Exclusion of liability; Indemnity

      15.1 BTG warrants and represents that it has the full right and authority to enter into this Agreement and is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by this Agreement.

      15.2 SAVE as expressly stated herein, no representation condition or warranty whatsoever is made or given by or on behalf of BTG. All conditions and warranties, arising by operation of law or otherwise: -

            15.2.1 to the effect that any of the Patents or copyright in the Know-how, are valid or enforceable, or

            15.2.2 to the effect that any of the acts hereby licensed or agreed to be licensed by BTG will not infringe the rights of third parties; or

            15.2.3 in relation to the provision or use of the Know-how or its fitness for purpose, accuracy or completeness;

are hereby expressly excluded.

      15.3 BTG shall be under no liability whatsoever to the Licensee (whether in negligence or otherwise, in contract or in tort) for any expense, loss, death, damage or injury of any kind (including any loss of profit or consequential damage) sustained by the Licensee or any third party which arises directly or indirectly from any cause or circumstance referred to in Clause 15.4 below.

      15.4 THE Licensee shall indemnify BTG against all claims and actions by and all damages awarded to any third person against BTG (and any related costs and expenses) which arises directly or indirectly form:-


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

            15.4.1 the development, manufacture, use, storage, sale or disposal of Products; or

            15.4.2      the use of the Patents or the said Copyright; or

            15.4.3      the provision, evaluation or use of the Know-how; or

            15.4.4 any technical or other advice given by BTG or any of its officers, employees or agents to the Licensee or from any reliance by the Licensee or any third party thereon.

      Licensee's indemnification hereunder shall not apply to any damages that are directly attributable to the intentional misconduct or negligence of BTG. Licensee shall have the right to control the defense, settlement or compromise of any action to which this indemnity applies, but shall not act in any way which may or does do material adverse damage to BTG's name or reputation. BTG shall notify Licensee promptly of any claim or threatened claim and shall cooperate with all reasonable requests of Licensee with respect thereto.

      15.5 UPON the initiation of Clinical trials with Products and for two (2) years after termination of this Agreement the Licensee shall, at its own cost affect and maintain in force with reputable insurers, adequate insurance in respect of the development, storage, manufacture, use and supply of Products and shall provide evidence of such insurance to BTG on request. Any consequent policy shall name BTG as additional insured; waive any right of subrogation of the insurers against BTG; be primary and without right of contribution for other insurance which may be available to BTG; prohibit any alteration adversely affecting BTG's interest in the insurance (or any alteration inconsistent with the requirements of Clause 15); prohibit the lapse of or any cancellation or non-renewal of such insurance, without the prior consent in writing of BTG. In the event a court determines that the Licensee has failed to meet its obligation to obtain or maintain adequate insurance, BTG may terminate this Agreement provided however that this Agreement may not be terminated on this ground unless the


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

      Licensee has been given at least ninety (90) days to cure such failure and has failed to do so.

16.   Termination

16.1 THE Licensee may, at any time, terminate this Agreement, by giving not less than ****************************************************************
      **************************************************************************
      *********************

 16.2 BTG may terminate this Agreement, or any of the Licenses forthwith, by notice to the Licensee, upon the happening of any of the following events:-

      16.2.1 if any royalties or other sums payable remain unpaid for thirty days after the due date; or

      16.2.2 if the Licensee is in breach of any of the other terms or obligations of this Agreement, and such breach is not capable of remedy;

      16.2.3 if the Licensee is in breach of any of the terms of obligations of any of its Agreements with WF;

      16.2.4 if in the United Kingdom the Licensee has a Receiver or an Administrative receiver or Administrator appointed of the whole, or any part, of its undertaking or assets, or in any other country has an officer appointed to perform a function analogous to that of a Receiver, Administrative Receiver or Administrator;

      16.2.5if an order is made, or a resolution passed, for winding-up or administering the Licensee, unless such order or resolution is part f a scheme of solvent reconstruction of the Licensee.

16.3 IF the Licensee is six months or more behind schedule on any milestone (for any indication) as per the Development Plan then BTG as its sole and exclusive remedy for such delay may serve on the Licensee a notice of termination of this Agreement and that notice shall have automatic effect six months after the date of service, unless within that period the Licensee shall have achieved the relevant milestone, provided that BTG shall not unreasonably refuse a request for the remedy period to be extended beyond six


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

      months where the delay is due (wholly or partly) to an event of Force Majeure, or for other reasons beyond the control of the Licensee.

16.4 IF the Licensee is in breach of any of the terms or obligations of this Agreement, other than the cases referred to in sub-clauses 15.4, 16.2 and 16.3, and such breach is capable of remedy, BTG may serve on the Licensee a notice of termination of the Agreement and that notice shall have automatic effect thirty days after the date of service, unless within that period the Licensee shall have remedied the breach.

      16.5.1      LICENSEE shall, **********************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  ***********

      16.5.2      BTG shall ****************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **********************************

      16.5.3 If BTG believes, in good faith, that any such forecast does not represent a reasonable assessment of the likely future sales, the parties shall endeavour to find a mutually acceptable revision of the forecast. If the parties cannot determine such mutually acceptable resolution, BTG shall submit the dispute to a mutually acceptable third party expert for a final and binding forecast, and the cost of such expert shall be equally shared by the parties.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

17.   Rights on termination

      17.1 TERMINATION (or expiry) of this Agreement shall be without prejudice to any rights of either party against the other which may have accrued up to the date of termination

      17.2 On Termination (or expiry) of this Agreement for whatever cause, the Licensee shall pay to BTG royalty in respect of all Products being manufactured at the date of termination and all Products manufactured and not yet sold. The Licensee shall then be free to sell or dispose of Products on which royalty has been paid.

      17.3 TERMINATION (or expiry) of this Agreement for any reason shall not bring to an end:-

            17.3.1 the confidentiality obligation of Clause 5.3 until the know-how shall have come into the public domain otherwise than through the breach of default of the Licensee;

            17.3.2 the obligations of the Licensee in respect of the accounting for, payment of and verification of royalties and other payments under Clauses 6, 7, 8, 9, 10 and 17.2 until the settlement of all claims of BTG;

            17.3.3      the provisions of Clause 15.

      17.4  ON early termination the Licensee:-

            17.4.1 shall/shall procure transfer to BTG or destruction (at BGT's option, and in the former case at BTG's expense) of the Know-how (and all copies and derivatives) in the possession of the Licensee's Group; and

            l7.4.2 shall (at BTG's request) assign the Trade Marks to BTG; and

            17.4.3 except where the termination is for breach by BTG grant to BTG or where necessary procure that others grant to BTG irrevocable non-exclusive licenses under:-

                  17.4.3.1 each of those Licensee Inventions which is an
                           improvement invention to one or more of the


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                           inventions the subject of the Patents, and all patent applications and patents relating thereto for which the licensee has the benefit; and

                  17.4.3.2 the Results.

The licence in respect of the Results shall permit use of the Results in applications for regulatory clearance and such licences (generally) shall be to make, use sell and otherwise dispose of products falling within the scope of the claims of any of the applications or patents for the Licensee Inventions, or which utilise the Results, and shall include full sub-licensing rights and shall continue, in the case of the Licensee Inventions until all of the applications and patents relating thereto have ceased to subsist, and in the case of the Results until all the same have fallen into the public domain (other than through the Licensee's default). The licence in respect of the Results shall include the physical transfer of the Results (or copies) by the Licensee to BTG, at BTG's expense.

17.5 IF the Agreement is terminated by the Licensee then, unless the Licensee can prove to BTG's satisfaction (considered in good faith by BTG) that termination was on the grounds of efficacy or safety, (and here BTG will consider the Licensee's results from trials and studies), then the Licensee shall pay BTG the next two annual payments (under 2.1.2 to 2.1.4) which would have been payable but for termination (and any such payments already outstanding on the date of termination shall be disregarded for these purposes).

18.   Indexation

      The sums referred to in Clause 2.1.2 to 2.1.4 (inclusive) shall be adjusted to account for increases in the Index which are above seven per cent (7%) in any calendar year. Each time there is an annual increase above seven per cent (7%) the sums shall be increased by the percentage increase above seven per cent (7%) (such increase being in addition to any previous increase hereunder).

19.   Legal Proceedings

      If the Licensee contemplated legal proceedings against a third party under one or more of the WF Patents, it shall first give reasonable notice to BTG and WF. The Licensee shall take reasonable account of any concerns that WF and the Glaxo Group have where such concerns are notified in writing to the Licensee (whether directly or through BTG) and


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

the Licensee shall give reasonable consideration to any alternative strategies that WF or any member of the Glaxo Group may propose in writing prior to commencement of the relevant action. WF and the members of the Glaxo Group shall have the right but not the obligation to join the licensee in any such legal proceedings.

20.   Miscellaneous

20.1 THE Licensee shall not assign, charge or otherwise dispose of any of its rights or obligations under this Agreement, or any of the Licences except Licensee may assign, (in whole) subject only to BTG obtaining the consent of WF (which BTG will seek on request by the Licensee), in the he case of a merger acquisition of transfer of all or substantially all of Licensee's assets to which this Agreement relates as long as, at the date of assignment, the Licensee's rights under this Agreement do not represent all, or substantially all of the Licensees's assets. For the avoidance of doubt it is declared that on any such assignment the assignor must transfer all of the Know-how to the assignee.

20.2  THE Licensee may grant sub-licences but only on the Sub-Licence Terms.

20.3 THE failure by either party to exercise or enforce any rights under this Agreement shall not bee deemed to be a waiver of any such rights, nor shall any single or partial exercise of any right, power, or privilege, or further exercise thereof, operate so as to bar the exercise or enforcement thereof at any later time.

20.4 THE waiver by either party of any breach of any of the terms of this Agreement by the other shall not be deemed to be a waiver of any other breach of the Agreement.

20.5 IF any part or provision of this Agreement is prohibited, or rendered void or unenforceable, by any legislation, the validity or enforceability of the Agreement as a whole or of any other part of this Agreement shall not be affected.

20.6 SUBJECT to Clause 16.3 the rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law or in equity.

20.7 FOR the avoidance of doubt it is declared that it is understood that the Trade Marks will be assigned to the Licensee by WF and affiliates as of the Effective Date; it being further understood that it is entirely the


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Licensee's responsibility to obtain the documentation necessary to accomplish such assignment directly from WF and affiliates.

21.   Notices

21.1 ANY notice authorised or required to be given by either party under this Agreement to the other party, shall be in writing, and shall be deemed to be duly given if left at, or sent by recorded delivery or registered post addressed to:-

      21.1.1  in the case of the BTG, its registered office, and

      21.1.2 the case of the Licensee the address of the Licensee at the head of this Agreement, unless notice or change has been given to BTG in writing.

21.2 ANY notice, if sent by post, shall be deemed to have been served at the expiration of three days after posting.

21.3 THE Licensee has appointed the partners (from time to time) of Bingham, Dana & Gould LLP, 39 Victoria Street, London, SW1 HOEE, UK as its agents in England to accept service of legal process on its behalf and shall within fourteen days of the signing of this Agreement provide to BTG a certified copy of the document of appointment.

22.   Law and Jurisdiction

22.1 This Agreement is to be read and construed in accordance with, and governed by, English law.

22.2 THE Licensee submits to the jurisdiction of the English Courts and BTG submits to the jurisdiction of the Commonwealth of Massachusetts, USA.

      IN WITNESS whereof this document has been executed as a Deed the day and year first above written.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

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                             CONFIDENTIAL TREATMENT

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